UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

September 9, 2026

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2026, the stockholders of OS Therapies Incorporated (the “Company”) approved and adopted the amendment and restatement of the Company’s 2023 Incentive Compensation Plan, as amended (the “Amended and Restated Plan”), at its 2026 annual meeting of stockholders (the “Annual Meeting”). A summary of the material terms of the Amended and Restated Plan is included under the heading “Proposal No. 2: The Amended and Restated Plan Proposal” in the definitive proxy statement filed by the Company in connection with the Annual Meeting with the Securities and Exchange Commission on July 24, 2026 (the “Proxy Statement”). The summary is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on September 9, 2026. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of six directors, each to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Paul A. Romness, John Ciccio, Craig Eagle, Avril McKean Dieser, Olivier R. Jarry and Theodore F. Search;

2.	The approval of the Amended and Restated Plan; and

3.	The ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 26,059,902 of the 46,205,601 shares of the Company’s common stock entitled to vote, were as follows:

1.	The stockholders approved the election of each of the director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Paul A. Romness	7,336,591	67,922	18,655,389
John Ciccio	7,110,791	293,722	18,655,389
Craig Eagle	7,336,860	67,653	18,655,389
Avril McKean Dieser	7,336,889	67,624	18,655,389
Olivier R. Jarry	7,336,925	67,588	18,655,389
Theodore F. Search	7,336,522	67,991	18,655,389

2.	The stockholders approved the Amended and Restated Plan, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,515,930	885,667	2,002,913	18,655,392

3.	The stockholders ratified the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
25,689,179	340,644	30,079	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	OS Therapies Incorporated Amended and Restated 2023 Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: September 9, 2026	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

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